Exhibit 99.1

JOINT FILING AGREEMENT

THIS JOINT FILING AGREEMENT (the “Agreement”) is made and entered into as of this 21st day of January, 2011 by and among Juan José Cueto Plaza, Ignacio Javier Cueto Plaza, Enrique Miguel Cueto Plaza, María Esperanza Cueto Plaza, Isidora Cueto Cazes, Felipe Jaime Cueto Ruiz-Tagle, María Emilia Cueto Ruiz- Tagle, Andrea Raquel Cueto Ventura, Daniela Esperanza Cueto Ventura, Valentina Sara Cueto Ventura, Alejandra Sonia Cueto Ventura, Francisca María Cueto Ventura, Juan José Cueto Ventura, Manuela Cueto Sarquis, Pedro Cueto Sarquis, Juan Cueto Sarquis, Antonia Cueto Sarquis, Fernanda Cueto Délano, Ignacio Cueto Délano, Javier Cueto Délano, Pablo Cueto Délano, José Cueto Délano, Nieves Isabel Alcaíno Cueto, María Elisa Alcaíno Cueto, María Esperanza Alcaíno Cueto, Inversiones Mineras del Cantábrico S.A., Costa Verde Aeronáutica S.A., Inversiones Costa Verde Limitada y Compañía en Comandita por Acciones, Inversiones Costa Verde Limitada, Inversiones Costa Verde Aeronáutica Limitada, Inmobiliaria e Inversiones La Espasa Limitada, Inmobiliaria e Inversiones Caravia Limitada, Inmobiliaria e Inversiones Puerto Claro S.A., Inmobiliaria e Inversiones Priesca Limitada, Inmobiliaria e Inversiones El Fano Limitada, South Andean Investments (Chile) S.A. and Isidora Cueto Cazes y Compañía Limitada.

The parties to this Agreement hereby agree to prepare jointly and file timely (or otherwise to deliver as appropriate) all filings on schedules 13D and 13G, and any amendments thereto (“13D and 13G Filings”) required to be filed by them pursuant to sections 13(d) and 13(g) under the Securities Exchange Act of 1934, as amended, with respect to their respective ownership of shares of LAN common stock and other securities representing, or convertible into, such shares.  Each party to this Agreement further agrees and covenants to the other parties that it will fully cooperate with such other parties in the preparation and timely filing (and other delivery) of all 13D and 13G Filings.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

[Signature pages follow]

JUAN JOSÉ CUETO PLAZA
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza

IGNACIO JAVIER CUETO PLAZA
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Attorney-in-fact

ENRIQUE MIGUEL CUETO PLAZA
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Juan José Cueto Plaza
Title: Attorney-in-fact

MARÍA ESPERANZA CUETO PLAZA
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Attorney-in-fact

ISIDORA CUETO CAZES
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Attorney-in-fact

FELIPE JAIME CUETO RUIZ-TAGLE
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Attorney-in-fact

MARÍA EMILIA CUETO RUIZ-TAGLE
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Attorney-in-fact

ANDREA RAQUEL CUETO VENTURA
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Attorney-in-fact

DANIELA ESPERANZA CUETO VENTURA
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Attorney-in-fact

VALENTINA SARA CUETO VENTURA
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Attorney-in-fact

ALEJANDRA SONIA CUETO VENTURA
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Attorney-in-fact

FRANCISCA MARÍA CUETO VENTURA
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Attorney-in-fact

JUAN JOSÉ CUETO VENTURA
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Attorney-in-fact

MANUELA CUETO SARQUIS
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Attorney-in-fact

PEDRO CUETO SARQUIS
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Attorney-in-fact

JUAN CUETO SARQUIS
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Attorney-in-fact

ANTONIA CUETO SARQUIS
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Attorney-in-fact

FERNANDA CUETO DÉLANO
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Attorney-in-fact

IGNACIO CUETO DÉLANO
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Attorney-in-fact

JAVIER CUETO DÉLANO
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Attorney-in-fact

PABLO CUETO DÉLANO
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Attorney-in-fact

JOSÉ CUETO DÉLANO
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Attorney-in-fact

NIEVES ISABEL ALCAÍNO CUETO
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Attorney-in-fact

MARÍA ELISA ALCAÍNO CUETO
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Attorney-in-fact

MARÍA ESPERANZA ALCAÍNO CUETO
January 21, 2011	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Attorney-in-fact

INVERSIONES MINERAS DEL CANTABRICO S.A.
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

January 21, 2011	COSTA VERDE AERONÁUTICA S.A.

	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

January 21, 2011	INVERSIONES COSTA VERDE LIMITADA Y
COMPAÑÍA EN COMANDITA POR ACCIONES

	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

INVERSIONES COSTA VERDE LIMITADA
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

INVERSIONES COSTA VERDE AERONÁUTICA LIMITADA
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

INMOBILIARIA E INVERSIONES CARAVIA LIMITADA
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

INMOBILIARIA E INVERSIONES PUERTO CLARO S.A.
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

INMOBILIARIA E INVERSIONES PRIESCA LIMITADA
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

INMOBILIARIA E INVERSIONES EL FANO LIMITADA
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

SOUTH ANDEAN INVESTMENTS (CHILE) S.A.
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

ISIDORA CUETO CAZES Y COMPAÑIA LIMITADA
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative